UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SmartFinancial, Inc.

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5401 Kingston Pike, Suite 600

Knoxville, TN 37919

April 7, 2016

Dear fellow shareholder:

You are cordially invited to attend the annual meeting of shareholders of SmartFinancial, Inc. on May 19, 2016 at 6:00 p.m., local time, at the Sevierville Civic Center, 130 Gary Wade Blvd, Sevierville, TN 37862.

At the meeting, you will be asked to vote on proposals to (i) elect as directors the 11 nominees named in the accompanying proxy statement; (ii) approve the company’s amended and restated bylaws; (iii) ratify the appointment of Mauldin & Jenkins, LLC as our independent registered public accountants for our fiscal year ending December 31, 2016; (iv) approve, by non-binding vote, the compensation of the company’s named executive officers (“say on pay”); and (v) consider other business as may properly come before the annual meeting or any adjournment of the meeting.

Pursuant to the rules of the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the internet. Accordingly, we will mail, on or before April 8, 2016, a Notice of Internet Availability of Proxy Materials (“Notice”) to our shareholders of record and beneficial owners as of the close of business on March 21, 2016, the record date for the meeting. On the date of mailing of the Notice, all shareholders and beneficial owners will have the ability to access all of the proxy materials on our website at www.smartbank.com.

The Notice will also identify (i) the date, time and location of the annual meeting; (ii) the matters to be acted upon at the annual meeting and the recommendation of our board of directors with regard to such matters; (iii) a toll-free telephone number, an email address, and a website where shareholders can request a paper or e-mail copy of the proxy statement and a form of proxy relating to the annual meeting; (iv) information about how to access and vote using the form of proxy; and (v) information about how to obtain directions to attend the annual meeting and vote in person. These proxy materials will be available free of charge.

Your vote is important. We encourage you to access and read the proxy materials and vote promptly. If you attend the annual meeting, you may vote in person even if you previously voted by proxy.

Thank you for your interest and support.

Sincerely,

William Y. Carroll, Jr. President and Chief Executive Officer	Wesley M. (Miller) Welborn Chairman

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Important Notice Regarding the Availability of Proxy Materials

In accordance with rules and regulations of the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of the proxy materials to each shareholder of record or beneficial owner, we are furnishing proxy materials, which include this proxy statement, to our shareholders over the internet. If you want to receive a paper or e-mail copy of these documents or documents for all future shareholder meetings, you must request one. There is no charge to you for requesting a copy. Please make your request by contacting Becky Grudzinski by phone at (423) 385-3115 or email at bgrudzinski@smartbank.com on or before May 5, 2016 to facilitate timely delivery. You will not otherwise receive a paper or e-mail copy of these documents.

We have mailed a Notice of Internet Availability of Proxy Materials (“Notice”) to you, which will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy over the internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials.

The Notice will be available to shareholders on or before April 8, 2016.

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SMARTFINANCIAL, INC.

5401 Kingston Pike, Suite 600

Knoxville, TN 37919

April 8, 2016

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 19, 2016

General

Our board of directors is soliciting proxies for the 2016 annual meeting of shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the annual meeting. We encourage you to read it carefully. We are distributing this proxy statement on or about April 19, 2016. In this proxy statement, the terms “we,” “our,” “ours,” “us,” “SmartFinancial” and the “Company” refer to SmartFinancial, Inc. The term “SmartBank” refers to our wholly owned subsidiary and Tennessee banking corporation. The terms “board” and “board of directors” refer to the board of directors of SmartFinancial.

We do not know of any business that will be presented for consideration at the annual meeting other than the matters described in this proxy statement. This proxy statement is dated April 8, 2016, and is being mailed or otherwise made available to the shareholders of SmartFinancial on or about April 8, 2016, along with the form of proxy.

Voting Information

The board set March 21, 2016 as the record date for the annual meeting. Shareholders owning shares of our common stock at the close of business on that date are entitled to attend and vote at the annual meeting, with each share entitled to one vote. There were 5,806,477 shares of common stock outstanding on the record date. A majority of the outstanding shares of common stock entitled to vote at the annual meeting will constitute a quorum. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

Many of our shareholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. If you hold our shares in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and your broker or nominee, who is considered the shareholder of record with respect to those shares, is forwarding these materials to you. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the annual meeting unless you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. Your broker, bank, or other nominee has enclosed or provided a voting instruction card for you to use to direct your broker, bank, or other nominee how to vote these shares.

If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for the purpose of establishing a quorum. Therefore, valid proxies which are marked “Abstain” or “Withhold” or as to which no vote is marked, including broker non-votes (which are described below), will be included in determining the number of votes present or represented at the annual meeting.

When you sign the proxy card or submit your vote via the internet, you appoint William Y. Carroll, Jr. and Wesley M. (Miller) Welborn as your representatives at the annual meeting. Messrs. Carroll and Welborn will vote your proxy as you have instructed them on the proxy card. If you submit a proxy but do not specify how you would like it to be voted, Messrs. Carroll and Welborn will vote your proxy for the election to the board of directors of the 11 nominees listed below under “Election of Directors,” for the approval of the amended and restated bylaws, for the ratification of the appointment of our independent registered public accountants for the year ending December 31, 2016, and for the advisory approval of the Company’s executive compensation. We are not aware of any other matters to be considered at the annual meeting. However, if any other matters come before the annual meeting, Messrs. Carroll and Welborn will vote your proxy on such matters in accordance with their judgment.

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Broker non-votes

A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. The ratification of independent auditors is a routine matter. The other matters to be addressed at the annual meeting, including the election of directors, approval of the amended and restated bylaws, and the advisory approval of executive compensation are non-routine matters.

Voting and quorum requirements at the Annual Meeting

In order to have a meeting of shareholders, it is necessary that a quorum be present. A quorum will be present if a majority of the shares of issued and outstanding common stock are represented at the annual meeting in person or by proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal.

Assuming that a quorum is present:

•	With respect to Proposal No. 1, the directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. This means that the individuals who receive the highest number of votes are selected as directors up to the maximum number of directors to be elected at the annual meeting. We will not count abstentions, broker non-votes or the failure to return a signed proxy as either for or against a director. Therefore, abstentions, broker non-votes and the failure to return a signed proxy will have no impact on the election of a director.

•	With respect to Proposal No. 2, the amended and restated bylaws will be approved if the number of shares of common stock voted in favor of the matter is greater than one-half of the shares of common stock outstanding as of the record date. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted “FOR” the approval of the amended and restated bylaws. We will not count abstentions, broker non-votes or the failure to return a signed proxy as either for or against this proposal. Accordingly, if you fail to vote on the amended and restated bylaws or if you do not instruct your broker how to vote any shares held for you in “street name,” it will have the same effect as a vote against this proposal.

•	With respect to Proposal No. 3, the proposal will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares of common stock voted against the matter. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted “FOR” the ratification of the appointment of our independent registered public accountants for the year ending December 31, 2016. We will not count abstentions, broker non-votes or the failure to return a signed proxy as either for or against this proposal, so abstentions, broker non-votes and the failure to return a signed proxy have no impact on the ratification of the appointment of our independent registered public accountants.

•	With respect to Proposal No. 4, the executive compensation will be approved if the number of shares voted in favor of the matter exceeds the number of shares of common stock voted against the matter. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted “FOR” the advisory approval of the Company’s executive compensation. We will not count abstentions, broker non-votes or the failure to return a signed proxy as either for or against this proposal, so abstentions, broker non-votes and the failure to return a signed proxy have no impact on the advisory approval of the Company’s executive compensation.

As to any other matter that may be properly brought before the annual meeting, your proxy will be voted as our board of directors may recommend. If our board of directors makes no recommendation, your proxy will be voted as the proxy holders named in your proxy card deem advisable. As of the date of this proxy statement, our board does not know of any other matter that is expected to be presented for consideration at the annual meeting.

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You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. If you are the record holder of the shares, you may do this by (a) signing and delivering another proxy with a later date, (b) by voting in person at the annual meeting, or (c) by voting again over the internet or by telephone prior to 11:59 p.m. EST on May 18, 2016.

Solicitation of proxies

Solicitations of proxies may be made in person or by mail, telephone, or other means. We are paying for the costs of preparing and mailing the proxy materials and of reimbursing brokers and others for their expenses of forwarding copies of the proxy materials to our shareholders. Our directors, officers, and employees may assist in soliciting proxies but will not receive additional compensation for doing so.

About the Merger of SmartFinancial and Cornerstone Bancshares, Inc.

Effective August 31, 2015 (the “Effective Time”), SmartFinancial, Inc., a Tennessee corporation formerly known as Cornerstone Bancshares, Inc. (the “Company”), completed its previously announced merger (the “Merger”) with legacy SmartFinancial, Inc., a Tennessee corporation (“Legacy SmartFinancial”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 5, 2014, by and among the Company, Legacy SmartFinancial, SmartBank, and Cornerstone Community Bank. At the Effective Time, Legacy SmartFinancial merged with and into the Company, with the Company as the surviving corporation and changing its name from “Cornerstone Bancshares, Inc.” to “SmartFinancial, Inc.” and relocating its corporate headquarters to Knoxville, Tennessee. The Company also changed the trading symbol of its common stock from “CSBQ” to “SMBK.” On February 26, 2016, the Company completed the merger of SmartBank and Cornerstone Community Bank. The combined subsidiary bank will operate under the “SmartBank” name going forward.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees and Vote Required to Elect Nominees

The board of directors currently has 11 members all serving one year terms. Each of the directors terms expire at the annual meeting. Our current directors are:

Victor L. Barrett

Monique P. Berke

William (“Billy”) Y. Carroll, Jr.

William (“Bill”) Y. Carroll, Sr.

Frank S. McDonald

Ted C. Miller

David A. Ogle

Doyce G. Payne, M.D.

Wesley M. (“Miller”) Welborn

Keith E. Whaley, O.D.

Geoffrey A. Wolpert

Under the terms of the Merger Agreement, at the Effective Time of the Merger, the number of directors on the board of directors of SmartFinancial was set at 11, of which four were previously members of the Company’s board of directors, and seven were previously members of the Legacy SmartFinancial board of directors.

The board of directors recommends that you elect the above 11 directors. If a quorum is present, the directors will be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the highest number of votes will be elected directors. Abstentions, broker non-votes, and the failure to return a signed proxy will have no effect on the outcome of the vote on this matter. If you submit a proxy but do not specify how you would like it to be voted, Messrs. Carroll and Welborn will vote your proxy to elect the 11 directors. If any of these nominees is unable or fails to accept nomination or election (which we do not anticipate), Messrs. Carroll and Welborn will vote instead for a replacement to be recommended by the board of directors, unless you specifically instruct otherwise in the proxy.

Information about the Directors

The following table shows for each director of SmartFinancial as of April 1, 2015: (1) his or her name; (2) his or her age; (3) how long he or she has been a director of SmartFinancial, Legacy SmartFinancial and/or SmartBank; (4) his or her position(s) with SmartFinancial or SmartBank, other than as a director, if any; and (5) his or her principal occupation and business experience for the past five years. Except as otherwise indicated, each director has been engaged in his or her present principal occupation for more than five years.

Name (Age)	Director Since	Positions and Business Experience
Victor Lynn Barrett (63)	2007	Mr. Barrett served as a director of Legacy SmartFinancial beginning in 2010 and as a director of SmartBank since its inception in 2007, joining the Company’s board following the Merger in 2015. Mr. Barrett graduated from the University of Texas at El Paso with a Bachelor of Business Administration degree and a major in Accounting, and became a licensed Certified Public Accountant. Prior to 1983, Mr. Barrett was employed by various oil-related companies in Houston, Texas with responsibilities in accounting and finance. Mr. Barrett is a co-founder of “The Track,” a family entertainment center with locations in Pigeon Forge, Tennessee, Destin, Florida, and Gulf Shores, Alabama.

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Monique P. Berke (47)	2014	Ms. Berke is vice president of business transformation at CBL & Associates Properties, Inc. Ms. Berke was formerly vice president of investment operations for Unum Group, a global provider of financial protection benefits. She had previously served as Vice President, Human Resources, Global Services for Unum. Prior to 2009, she owned and operated Berke Coaching & Consulting, providing consulting services to Fortune 500 companies. Ms. Berke has extensive experience in the financial services industry with specializations in human resources and operational effectiveness. Her corporate and consulting backgrounds add extensive experience to the board in matters concerning human resources, process and change management and strategic planning. She has served on several community non-profit boards and committees and is the recipient of many professional awards.

William Y. (“Billy”) Carroll, Jr. (47)	2007	Mr. Carroll is the President and Chief Executive Officer of SmartBank and the President and Chief Executive Officer of SmartFinancial. Mr. Carroll also is a founding Director of SmartBank and SmartFinancial. A graduate of the University of Tennessee, he earned his bachelor's degree in Business Administration. Following graduation, Mr. Carroll worked for Kraft CPAs in Nashville, Tennessee, earning his Certified Public Accountant certification. He joined Citizens National Bank in 1992 where he held various management positions, including Executive Vice President and Chief Financial Officer. He also served on the Bank's board of directors as well as the Loan Committee and Asset Liability Committee. Mr. Carroll is active in the community and served as past President of the Sevier County High School Foundation; member of the Sevierville Planning Commission; President of the Sevier County's University of Tennessee Alumni chapter; and numerous other local organizations. Mr. Carroll currently serves on the board of the Federal Reserve Bank, Nashville branch.

William (“Bill”) Carroll, Sr. (75)	2007	Mr. Carroll served as chairman of the board of Legacy SmartFinancial starting in 2010 and as chairman and Director of Business Development of SmartBank since its inception in 2007. Mr. Carroll joined the Company’s board following the Merger in 2015. Mr. Carroll began his banking career in 1963 at Hamilton National Bank in Knoxville where he was an Assistant Vice-President and Loan Officer. He joined Citizens National Bank when it opened in 1973, serving originally as its Vice President. He was promoted to President and CEO in 1982 and elected chairman of the board in 1995. As CEO, Mr. Carroll led Citizens National Bank’s senior management team in all major decision making and led Citizens National Bank through a period of growth from three to 16 offices and more than a half billion dollars in assets when he retired in 2005. Mr. Carroll is a past president and board member of the Tennessee Bankers Association, the past president of Bank Administration Institute (Smoky Mountain Chapter), and past president of Ridgeway Life Insurance Company. Mr. Carroll is also a former member of the University of Tennessee Board of Trustees. Mr. Carroll is the father of Billy Carroll.

Frank S. McDonald (61)	2005	Mr. McDonald is president of FMA Architects, PLLC, a Chattanooga based architectural firm, for more than twenty-five years. Mr. McDonald’s extensive experience in the development and real estate industry assists the Bank’s loan origination process and credit risk management. In addition, he has vast experience in board governance and has served as Chairman of several non-profit organizations.

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Ted Charles Miller (71)	2007	Mr. Miller served as a director of Legacy SmartFinancial beginning in 2010 and as a director of SmartBank since its inception in 2007, joining the Company’s board following the Merger in 2015. Mr. Miller is the President and Partner of Dolly Parton Productions and has over 51 years’ experience in tourism, recreation, development and marketing of themed attractions. Mr. Miller is Director and Secretary at World Choice Investments. Mr. Miller is a graduate of Reeds Springs, Missouri High School. Mr. Miller serves as Vice Chair of The Dollywood Foundation and The Imagination Library.

David A. Ogle (58)	2007	Mr. Ogle has served as a director of SmartFinancial since 2010 and as a director of SmartBank since its inception in 2007. Mr. Ogle earned his B.B.A. from East Tennessee State University and has his Masters degree in Construction Science and Management from Clemson University. Mr. Ogle is a partner and co-founder of Five Oaks Development Group, which develops commercial real estate and tourism assets in East Tennessee. Mr. Ogle is founder and sole stockholder in Five Oaks/Ogle, Inc., a commercial general contractor and real estate broker, which has completed over $100 million in commercial construction since 1990. Mr. Ogle is co-founder and President of Oaktenn, Inc., which is the owner/operator of five hotel properties in Sevier County and a Marriott franchise partner. Mr. Ogle is also co-founder and officer in Five Oaks Outlet Centers, Inc., which develops and owns shopping centers and commercial property primarily in Sevier and Knox counties. Mr. Ogle is an Organizer of SmartBank, and serves on the Executive Loan and Human Resources Committees.

Doyce G. Payne, M.D. (65)	1997	Dr. Payne practiced obstetrics and gynecology in the Chattanooga area for more than twenty years prior to his redirecting his practice to International Medical Missions in 2003. As a resident of Chattanooga, his knowledge of the Chattanooga market fits well with the Company’s strategy of focusing on its core banking franchise in Hamilton County. He also serves on the boards of several non-profit organizations.

Wesley M. (“Miller”) Welborn (57)	2005	Mr. Welborn is the chairman of the board of directors for SmartFinancial. Mr. Welborn is a former partner of the Lamp Post Group, a Chattanooga-based small business incubator. Mr. Welborn has also served as President of Welborn & Associates, Inc., a Chattanooga based consulting firm specializing in transportation logistics, for more than ten years. Mr. Welborn has served on the boards of numerous trucking companies and associations. In addition, he served on the board of a publicly traded bank for many years and for two terms as a director of the Federal Reserve Bank of Atlanta’s Birmingham Branch. He also serves on the boards of several non-profit organizations.

Keith E. Whaley, O.D. (44)	2007	Dr. Whaley served as a director of Legacy SmartFinancial beginning in 2010 and as a director of SmartBank since its inception in 2007, joining the Company’s board following the Merger in 2015. Dr. Whaley is the founder of the Whaley Family Eyecare in Pigeon Forge, Tennessee. Dr. Whaley attended the University of Tennessee, Chattanooga and the University of Tennessee. His earned his Bachelor of Science — Biology from the Southern College of Optometry and his Doctor of Optometry.

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Geoffrey A. Wolpert (59)	2007	Mr. Wolpert served as a director of Legacy SmartFinancial beginning in 2010 and as a director of SmartBank since its inception in 2007, joining the Company’s board following the Merger in 2015. Mr. Wolpert graduated from the University of South Carolina with a degree in business management. Mr. Wolpert has over thirty years’ experience in the hospitality industry, operating two successful restaurants in Gatlinburg, Tennessee. In 1991 Mr. Wolpert joined the board of directors of The First National Bank of Gatlinburg. Mr. Wolpert was on the Executive Committee of the board of directors when it merged with BankFirst, which ultimately became publicly traded on Nasdaq and was acquired by BB&T. Mr. Wolpert resigned from the BB&T advisory boards for the East Tennessee Region and Sevier County to participate in the formation of SmartBank.

Information about Executive Officers

The following table shows for each executive officer of SmartFinancial as of April 1, 2015 (other than Billy Carroll our chief executive officer and president who is also a director and is discussed above): (1) his or her name; (2) his or her age; (3) how long he or she has been an officer of SmartFinancial, Legacy SmartFinancial and/or SmartBank; (4) his or her position(s) with SmartFinancial or SmartBank; and (5) his or her principal occupation and business experience for the past five years.

Name (Age)	Officer Since	Positions and Business Experience
John H. Coxwell, Sr. (66)	2012	Mr. Coxwell is the Chief Operating Officer of SmartFinancial and SmartBank. Prior to joining Cornerstone, Mr. Coxwell had a thirty-plus year career as a Certified Public Accountant and financial institution specialist. His CPA experience includes managerial positions with Deloitte & Touche and, most recently, 13 years as Managing Partner of Hazlett, Lewis & Bieter, PLLC. Originally from Waynesboro, MS, he is a graduate of University of South Alabama. His civic involvement includes board positions with the Chattanooga Symphony & Opera and READ Chattanooga (now Re:Start — the Center for Adult Education) where he also served as Board President. He is a former member of the Kiwanis Club of Chattanooga and the Chattanooga Downtown Rotary Club.

Gregory L. Davis (48)	2007	Mr. Davis is the Chief Lending Officer of SmartFinancial. Mr. Davis is a 1988 graduate of the University of Tennessee with a Bachelor of Science degree, with Honors, in Finance. Mr. Davis began his career as an examiner for the Tennessee Department of Financial Institutions. In 1998 Mr. Davis joined BB&T as its Vice President and Commercial Lender. Mr. Davis earned the bank’s “Sterling Performer for 2002 BB&T East Tennessee Region” as the company’s top commercial lender for the region. Mr. Davis became Senior Vice President and the City Executive for BB&T in Sevier County and was responsible for coordinating documentation, credit analysis, and loan reviews for commercial lending as well as prospecting, deposit gathering, product sales, and officer training and coaching.

Nathaniel F. Hughes (57)	1999	Mr. Hughes is the Company’s Executive Vice President and Investor Relations Officer and Investment Officer. Previously served as the President and Chief Executive Officer of the Company from November 2009 until the Merger. He previously served as President and CEO of Cornerstone Community Bank from March 2012 to January 2015. Prior to that, Mr. Hughes served as President and Interim Chief Executive Officer of Cornerstone Community Bank from November 2009 to March 2012. Prior to that time, Mr. Hughes served as President and Chief Financial Officer of the Company and President and Chief Operating Officer of Cornerstone Community Bank from June 2004 to November 2009; President and Chief Financial Officer of the Company and Cornerstone Community Bank from April 2003 to June 2004; and Executive Vice President and Chief Financial Officer of the Company and Cornerstone Community Bank from February 1999 to April 2003. Mr. Hughes has been a director of Cornerstone Community Bank since April 2003. He has over 30 years’ experience in the banking and financial services industry, including expertise in finance and accounting. Mr. Hughes possesses extensive knowledge of the Company’s business and regulatory environment, including matters affecting public companies. As chief executive, he was intimately involved in the Company’s strategic vision and direction and interacts with key executives and constituents within and outside the organization. He also serves on the boards of several non-profit organizations.

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Name (Age)	Officer Since	Positions and Business Experience
C. Bryan Johnson (46)	2010

Mr. Johnson is Chief Financial Officer of SmartFinancial and SmartBank. Mr. Johnson is a graduate of the United States Military Academy at West Point with a Bachelor of Science in Economics, Mathematical. After college, he attended Officer Basic Training and Airborne School before serving as an Artillery Officer with the First Armored Division in Europe. Following a deployment to Bosnia as the Battalion Intelligence officer, Mr. Johnson left the Army as a Captain.

In 2000, Mr. Johnson received his J.D. and MBA in Finance from the University of Tennessee. Mr. Johnson has held the Chartered Financial Analyst Designation since 2000. Following graduate school, he joined Moon Capital Management, a registered investment advisor where he was primarily responsible for public company research. In addition, from 2002 to 2009 he taught senior level finance classes and a graduate accounting class at the University of Tennessee as an adjunct professor. He is a member of the CFA Society of East Tennessee and a member of the West Point Society of East Tennessee.

Rhett D. Jordan (43)	2013	Mr. Jordan is Chief Credit Officer of SmartFinancial and SmartBank. Mr. Jordan received his Bachelor of Science degree in Business Administration with a Management concentration from Samford University, and his MBA from Spring Hill College in Mobile, Alabama. Mr. Jordan has been in the banking industry for 21 years. Mr. Jordan most recently served as the Senior Vice President & East Tennessee Area Credit Officer for Regions Bank in Knoxville, beginning in 2012, prior to joining SmartBank. He also served as the Executive Vice President and Chief Credit Officer for BankEast in Knoxville beginning in 2009 and assisted with BankEast's acquisition by U.S. Bank from January 2012 to March 2012.

		Mr. Jordan previously served in various relationship management and credit roles throughout his banking career in the state of Alabama. Mr. Jordan is currently a member of the Risk Management Association, and is a past member of the Association of Financial Professionals and the United Way of East Tennessee Funds Allocation Committee. Mr. Jordan also served on various regional not for profit organization boards and committees during his banking career.

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Name (Age)	Officer Since	Positions and Business Experience
Gary W Petty, Jr. (41)	2000	Mr. Petty has over twenty years’ experience in the banking industry. He currently serves as the Executive Vice President and Chief Risk Officer of SmartFinancial. Prior to the Merger, Mr. Petty served the Company in several leadership roles, including Chief Financial Officer and Chief Operating Officer of Cornerstone Community Bank and Senior Vice President of Cornerstone Community Bank, and as Vice President/Internal Auditor. Mr. Petty received his undergraduate degree in Economics from the University of Georgia and a Master of Accountancy degree from the University of Tennessee at Chattanooga.

Family Relationships

Billy Carroll, the Chief Executive Officer and President of the Company is the son of Bill Carroll who is the Vice Chairman of the board of directors, Chairman of the SmartBank board of directors and Director of Business Development of SmartBank.

Certain Other Related Transactions

Loans to Directors and Officers: SmartFinancial has had, and expects to have in the future, loans and other banking transactions in the ordinary course of business with its directors (including independent directors) and executive officers, including members of their families or corporations, partnerships or other organizations in which such officers or directors have a controlling interest. These loans are made on substantially the same terms (including interest rates and collateral) as those available at the time for comparable transactions with persons not related to SmartFinancial and did not involve more than the normal risk of collectability or present other unfavorable features. In addition, SmartFinancial is subject to the provisions of Section 23A of the Federal Reserve Act, which places limits on the amount of loans or extensions of credit to, or investments in, or certain other transactions with, affiliates and on the amount of advances to third parties collateralized by the securities or obligations of affiliates. SmartFinancial is also subject to the provisions of Section 23B of the Federal Reserve Act which, among other things, prohibits an institution from engaging in certain transactions with certain affiliates unless the transactions are on terms substantially the same, or at least as favorable to such institution or its subsidiaries, as those prevailing at the time for comparable transactions with nonaffiliated companies. The aggregate principal amount of loan exposure outstanding to SmartFinancial’s directors, executive officers, and their respective affiliates was approximately $11 million at January 31, 2016.

Miller Plaza Branch. On September 25, 2014, the board of directors voted to approve the purchase of the Cornerstone Community Bank Miller Plaza Branch facility located at 835 Georgia Avenue, Chattanooga, Tennessee in the form of a condominium from Lamp Post Properties. The chairman of the board, Miller Welborn, previously owned 20% of Lamp Post Properties and, therefore, Mr. Welborn abstained from the September 25, 2014 vote. The purchase price of the building was $1.4 million and included two full floors and one partial floor of the building, parking, naming rights and signage privileges for the building, among certain other property rights. The transaction closed on February 24, 2015.

Policies and Procedures for the Approval of Related Person Transactions. The charter of the Audit Committee provides that it must approve all transactions between SmartFinancial and related parties, as defined in applicable SEC rules and regulations. In accordance with this responsibility, the Audit Committee on a timely basis reviews and, if appropriate, approves all related party transactions. At any time in which an executive officer, director or nominee for director becomes aware of any contemplated or existing transaction that, in that person’s judgment may be a related party transaction, such person is expected to notify the chairperson of the Audit Committee of the transaction. Generally, the chairperson of the Audit Committee reviews any reported transaction and may consult with outside legal counsel regarding whether the transaction is, in fact, a related party transaction requiring approval by the Audit Committee. If the transaction is considered to be a related party transaction, then the Audit Committee will review the transaction and, in deciding whether to approve the transaction, will consider the factors it deems appropriate under the circumstances, including, but not limited to, the following:

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•	The approximate dollar amount involved in the transaction, including the amount payable by or to the related person;
•	The nature of the interest of the related person in the transaction;
•	Whether the transaction may involve a conflict of interest;
•	Whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; and
•	The purpose of the transaction and any potential benefits to the Company.
•	In addition to the Audit Committee’s written responsibility, as mandated by the Audit Committee’s charter, to approve related party transactions, the Company also has other written policies and procedures for approving and monitoring related third party transactions.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES NAMED ABOVE.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the company with respect to beneficial ownership of the company’s common stock as of March 1, 2016 for (i) each director and nominee, (ii) each holder of 5.0% or greater of the company’s common stock, (iii) the company’s named executive officers, and (iv) all named executive officers and directors as a group. Unless otherwise indicated, the mailing address for each beneficial owner is care of SmartFinancial, Inc., 5401 Kingston Pike, Suite 600, Knoxville, TN 37919.

Name	Number of SmartFinancial Shares Owned	Right to Acquire (3)	% of Beneficial Ownership As of March 1, 2016 (4)
Board of Directors: (1,2)
Victor L. Barrett	132,458	39,542	2.94%
Monique P. Berke	3,013	0	*
Bill Carroll	100,800	92,042	3.27%
Billy Carroll	44,100	92,042	2.31%
Frank S. McDonald	3,815	7,163	*
Ted C. Miller	86,205	39,542	2.15%
David A. Ogle	218,505	39,542	4.41%
Doyce G. Payne, M.D.	43,674	7,163	*
Wesley M. Welborn	58,849	7,163	1.12%
Keith E. Whaley, O.D.	43,789	32,952	1.31%
Geoffrey A. Wolpert	154,140	39,542	3.31%

Named Executive Officers: (1,2)
Gregory L. Davis	22,670	26,361	*
Nathaniel F. Hughes	46,162	29,625	1.30%

All current directors and named executive officers as a group (14 persons)			22.54%

Persons known to the Company who own more than 5% of the outstanding shares of Company Common Stock:

BancFunds Co. LLC (5) 20 North Wacker Drive Suite 3300 Chicago IL 60606	312,353		5.38%

*Less than 1%

(1)	Each person is the record owner of and has voting power and investment power with respect to his or her shares. Additionally, the address for each person listed is 5401 Kingston Pike, Suite 600, Knoxville, TN 37919.
(2)	As of March 1, 2016, the following individuals have pledged the following amounts of their common shares beneficially owned to secure lines of credit or other indebtedness: Mr. Billy Carroll 24,000 shares and Mr. Ogle 39,150.
(3)	Includes shares that may be acquired within the next 60 days as of March 1, 2016, by exercising vested stock options but does not include any unvested stock options.
(4)	For each individual, this percentage is determined by assuming the named person exercises all options which he or she has the right to acquire within 60 days, but that no other persons exercise any options or warrants. For the directors and executive officers as a group and the current and prospective directors and executive officers as a group, these percentages are determined by assuming that each director or executive officer exercises all options which he or she has the right to acquire within 60 days, but that no other persons exercise any options. The calculations are based on 5,806,477 shares of SmartFinancial common stock outstanding on March 1, 2016.
(5)	The beneficial ownership is derived from a Schedule 13G filed by the reporting person with the Securities and Exchange Commission on February 11, 2016.

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CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Our business is managed by its employees under the direction and oversight of the board. Board members are kept informed of SmartFinancial’s business through discussions with management, materials provided to them by management and their participation in board and board committee meetings.

Board Composition and Director Independence

Beginning on August 31, 2015 and as a result of the Merger, the board is comprised of eleven directors. The board has determined that each of its members are independent as defined by the listing standards of the NASDAQ Stock Market, with the exception of the following directors, which the board has determined are not independent: Mr. Billy Carroll, Mr. Bill Carroll, and Mr. Welborn.

The board has five standing committees: the executive committee, the audit committee, the compensation committee, the nominating committee, and the corporate governance committee. The board limits membership on the audit committee, the compensation committee, the nominating committee, and the corporate governance committee to independent directors as defined by the NASDAQ listing standards and the rules and regulations of the SEC. The standing committees advise the board on policy origination and plan administrative strategy and assure policy compliance through management reporting from areas under their supervision.

Board Leadership Structure

Currently Mr. Welborn serves as the chairman of the board, Mr. Bill Carroll serves as Vice Chairman, and Mr. Billy Carroll serves as our chief executive officer and president. David Ogle has been appointed by the board to serve as the lead independent director. The lead independent director provides leadership to and reports to the board focused on enhancing effective corporate governance, provides a source of board leadership complementary to, collaborative with and independent of the leadership of the chairman and chief executive officer, and promotes best practices and high standards of corporate governance.

Under the terms of the Merger Agreement, for a period of not less than three years after the effective time of the Merger, Mr. Welborn shall serve as chairman and Mr. Bill Carroll shall serve as vice-chairman of the board of directors of SmartFinancial, subject to such individuals’ annual election or appointment to the board of directors.

Risk Oversight

Oversight of risk management is a central focus of the board and its committees. The full board regularly receives reports both from committees and from management with respect to the various risks facing the company, and oversees planning and responding to them as appropriate. The audit committee currently has primary responsibility for oversight of financial risk and for oversight of the company’s risk management processes, including those relating to litigation and regulatory compliance. Under its charter, the audit committee is required to discuss the company’s risk assessment and risk management policies and to inquire about any significant risks and exposures and the steps taken to monitor and minimize such risks. The compensation committee is chiefly responsible for compensation-related risks. Under its charter, the compensation committee must discuss and review the key business and other risks the company faces and the relationship of those risks to certain compensation arrangements. Each of these committees receives regular reports from management concerning areas of risk for which the committee has oversight responsibility.

Code of Conduct

The Company has adopted a Code of Conduct, which contains provisions consistent with the SEC’s description of a code of ethics, which applies to its directors, officers and employees, including its principal executive officers, principal financial officer, principal accounting officer, controller, and persons performing similar functions. The purpose of the Code of Conduct is, among other things, to provide written standards that are reasonably designed to deter wrongdoing and to: (1) promote honest and ethical conduct; (2) provide full, fair, accurate, timely and understandable disclosure in reports and documents that SmartFinancial files with the SEC and other public communications by SmartFinancial; (3) assure compliance with applicable governmental laws, rules and regulations; (4) require prompt reporting of any violations of the Code of Conduct; and (5) establish accountability for adherence to the Code of Conduct. Each director is required to read and certify annually that he or she has read, understands and will comply with the Code of Conduct. The Company’s Code of Conduct is available on SmartFinancial’s website at www.smartfinancialinc.com in the Investors area.

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Meetings of the Boards of Directors

In 2015, the SmartFinancial, Inc. Board held 11 meetings, SmartBank board held 12 meetings and Cornerstone Community Bank held 12 meetings. All directors attended at least 75% of the aggregate total number of the bank’s and holding company’s board meetings, and meetings of the bank and holding company board committees on which they served (to the extent held during the period for which the director had been a member of the board(s) or a member of such board committees). The company does not have a policy for director attendance at annual meetings. 10 of our directors were present at the 2015 annual shareholders’ meeting.

Audit Committee

The audit committee selects and engages SmartFinancial’s independent registered public accounting firm each year. In accordance with its charter, the audit committee, among other things, reviews SmartFinancial’s financial statements, the results of internal auditing, financial reporting procedures, and reports of regulatory authorities, and it regularly reports to the board with respect to all significant matters presented at meetings of the audit committee.

The charter of the audit committee is available on our website at www.smartfinancialinc.com in the Investors area. Following the Merger on August 31, 2015, the audit committee is comprised of five non-employee directors: Victor L. Barrett, who serves as chair of the committee, Monique P. Berke, Ted C. Miller, Geoffrey A. Wolpert, and Keith E. Whaley O.D., each of whom is “independent” as defined by the NASDAQ listing standards and the rules and regulations of the SEC.

The board of directors has determined that the committee chair, Victor L. Barrett, meets the SEC criteria for an “audit committee financial expert.” The board of directors believes that each of the current members of the audit committee has education and/or employment experience that provides them with appropriate financial sophistication to serve on the Committee. In 2015, the audit committee met four times. In addition to these full meetings, the committee reviews and approves for issuance or filing the Company’s earnings releases and periodic reports to be filed with the SEC and it usually meets by telephone conference to discuss those documents.

Nominating Committee

The nominating committee is responsible for: assisting, advising and making recommendations to the board on the identification, selection, and recommendation of qualified individuals to become board members; selecting and recommending that the board approve the director nominees for the annual meeting of shareholders; developing and recommending a board committee structure and recommending the membership and chairs of committees; overseeing the evaluations of the board; and overseeing the succession planning for the chief executive officer. The charter for the nominating committee can be viewed on our website at www.smartfinancialinc.com in the Investor Relations area.

The nominating committee identifies nominees for the board by first evaluating the current board members willing to continue serving as directors. Current board members with skills and experience that are relevant to our business and who are willing to continue their service are first considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining new skills, backgrounds and perspective, in light of our developing needs. If a vacancy exists, the committee solicits suggestions for director candidates from a number of sources, which can include other board members, management, and individuals personally known to members of the board.

Pursuant to our guidelines for selecting potential new board members, in selecting and evaluating persons to recommend to the board as nominees for director, the nominating committee strives to select persons who have high integrity and relevant experience and who bring a diverse set of appropriate skills and backgrounds to the board. In this regard, the nominating committee also gives consideration to matching the geographic base of candidates with the geographic coverage of the company, and to diversity on the board that reflects the community that we serve. The nominating committee will also take into account whether a candidate satisfies the criteria for “independence” under NASDAQ’s listing standards. These factors are subject to change from time to time.

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The nominating committee also evaluates candidates for nomination to the board who are recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the nominating committee to become nominees for election to the board may do so by submitting a written recommendation to SmartFinancial’s Secretary at its executive offices. Submissions must include certain information relating to such person that would indicate such person’s qualification to serve on the board, including that information set forth in our bylaws and such other information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934. The nominating committee will consider recommendations received by a date not later than 120 days before the anniversary date of the mailing of our proxy materials in connection with the prior year’s annual meeting of stockholders for nomination at the next annual meeting. The nominating committee will consider nominations received beyond that date at the annual meeting subsequent to the next annual meeting.

There is no difference in the manner in which the nominating committee evaluates candidates for membership on the board based on whether such candidate is recommended by a shareholder, the nominating committee, a director or by any other source. No submission for board nominees by a shareholder was received by the company with respect to the annual meeting.

Following the Merger on August 31, 2015, the nominating committee is comprised of David A. Ogle, the chairman, Victor L. Barrett, Frank S. McDonald, Doyce G. Payne, M.D., and Geoffrey A. Wolpert. Each member of the committee is independent, as determined under the definition of independence set forth in NASDAQ’s rules and listing standards. During 2015, the nominating committee met one time.

Corporate Governance Committee

The corporate governance committee is responsible for: assisting, advising and making recommendations to the board on corporate governance matters, including the drafting, reviewing, and adoption of corporate governance guidelines and procedures, and overseeing adherence to corporate governance policies, and recommending to the board appropriate responses to any violations of the corporate governance guidelines. The corporate governance committee is in charge of conducting an annual review of the board and of each committee in order to identify any potential functional improvements and ensure compliance with corporate governance policies. The charter for the corporate governance committee can be viewed on our website at www.smartfinancialinc.com in the Investor Relations area.

Following the Merger on August 31, 2015, the corporate governance committee is comprised of Monique P. Berke, the chairperson, Ted C. Miller, Frank S. McDonald, and Keith E. Whaley O.D. Each member of the committee is independent, as determined under the definition of independence set forth in NASDAQ’s rules and listing standards. During 2015, the corporate governance committee met three times.

Human Resources and Compensation Committee

The human resources and compensation committee assists, advises and makes recommendations to the board on executive and director compensation matters, including evaluating and recommending to the board compensation and benefit plans for executives and directors of SmartFinancial, as well as evaluating the performance of SmartFinancial’s executives. The human resources and compensation committee also has been delegated responsibility for making certain compensation decisions relating to SmartFinancial’s executives and under SmartFinancial’s equity compensation plans. The human resources and compensation committee solicits the recommendation of our chairman and chief executive officer and our president with respect to compensation determinations concerning the other executive officers of SmartFinancial, but does not delegate its authority with respect to compensation matters to any other person. The human resources and compensation committee also reviews all human resources policies and ensures that the personnel needs of SmartFinancial are being met.

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The human resources and compensation committee also may request others, including compensation consultants and legal counsel, to attend meetings or to provide relevant information to assist the committee in its work. In this connection, the human resources and compensation committee has the authority to retain compensation and benefits consultants and legal counsel used to assist the committee in fulfilling its responsibilities.

The charter for the committee can be viewed on our website at www.smartfinancialinc.com in the Investors area.

Following the Merger on August 31, 2015, the human resources and compensation committee is comprised of David A. Ogle, chairman, Victor L. Barrett, Frank S. McDonald, Doyce G. Payne, M.D., and Geoffrey A. Wolpert. Each member of the committee is independent, as determined under the definition of independence set forth NASDAQ’s rules and listing standards. During 2015, the compensation committee met three times.

Compensation of Directors and Executive Officers

Summary Compensation Table and Narrative for Fiscal Year 2015

The following table shows the compensation SmartFinancial paid for the years ended December 31, 2014 and 2015 to its two chief executive officers in the year ended 2015, our next two highly compensated executive officers who earned over $100,000 for the year ended 2015, and our chairman of the board of directors (collectively, the “Named Executive Officers”).

SMARTFINANCIAL
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(3)	Option awards ($)(4)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Billy Carroll, Jr., (1) President and	2015	300,000				25,000		68,619	393,619
Chief Executive Officer	2014	275,258				10,460		67,389	353,107
Bill Carroll, Sr., (1) Vice-Chairman	2015	225,000	-	-	-	7,638	-	54,528	287,166
and Director of Business Development	2014	206,443				7,845		57,841	272,129
Nathaniel F. Hughes, (2) EVP and	2015	169,200	50,000	-	50,471	-	-	15,799	285,470
Chief Investment Officer	2014	169,200	6,000	-	32,500	-	-	13,102	220,802
Gregory Davis, (1) EVP and Chief	2015	178,258	-	-	-	7,500	-	26,395	212,153
Lending Officer	2014	178,258	-	-	-	6,774	-	27,463	212,495
Wesley M. (Miller) Welborn, (2)(6) Chairman	2015	64,705	-	46,279	12,618	-	-	72,906	196,508
	2014	-	-	72,000	13,000	-	-	93,064	178,064

(1)	Compensation includes amounts paid by Legacy SmartFinancial from January 1, 2015 to August 31, 2015 (the Effective Date of the Merger), and amounts paid by the Company from August 31, 2015 through December 31, 2015.
(2)	Compensation reflects amounts paid by Legacy Cornerstone from January 1, 2015 to August 31, 2015 (the Effective Date of the Merger), and amounts paid by the Company from August 31, 2015 through December 31, 2015.
(3)	Stock Awards – Amounts in this column reflect the aggregate grant date fair value of common stock awards in 2015 and 2014.

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(4)	Option Awards -The amounts in this column reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Fiscal 2014 option awards were made on March 1, 2014 with a Black-Scholes value of $5.20 per share. Fiscal 2015 option awards were made on September 30, 2015 with a Black-Scholes value of $12.31 per share. A more detailed discussion of the assumptions used in the valuation of option awards made in fiscal 2014 and 2015 based on performance during 2013 and 2014 may be found in Note 14 to the financial statements included with our annual report on Form 10-K which accompanies this proxy statement. Options acquired pursuant to option grants must generally be held at least two years before partial vesting is possible.
(5)	Other Compensation – The Company provides the Named Executive Officers with other forms of compensation. The following is a listing of various types of other compensation provided to Named Executive Officers:

2015	Billy Carroll	Bill Carroll	Nathaniel F. Hughes	Gregory L. Davis	Wesley M. Welborn
Stock options granted	-	-	$50,471	-	$12,618
Stock grants					$46,279
Board fees	$25,250	$20,250	$10,376	$15,750	$72,792

2014	Billy Carroll	Bill Carroll	Nathaniel F. Hughes	Gregory L. Davis	Wesley M. Welborn
Stock options granted	-	-	$32,500	-	$13,000
Stock grants					$72,000
Board fees	$22,800	$22,800	$8,064	$15,750	$93,064

Group benefit package – All Company associates, including the Named Executive Officers, participate in the Company’s group benefit package which includes customary medical and dental benefits, group life insurance, group disability, healthcare and dependent care reimbursements plans, 401k plan. Each Named Executive Officer receives an allotment of 20 days for paid time off each year (excluding holidays) with the exception of Billy and Bill Carroll who have 25 days. The company does not provide sick leave for any associate, including the Named Executives Officers. Additionally, associates, including Named Executive Officers are not permitted to carryover unused paid time off into a subsequent fiscal year. The following is a summary of the expense the Company incurred during 2015 and 2014 to provide a 401k plan match other Executive perquisites to our named Executive Officers:

2015	Billy Carroll	Bill Carroll	Nathaniel F. Hughes	Gregory L. Davis	Wesley M. Welborn
401k match	$10,600	$9,278	-	$6,898	-
Company provided vehicle	$5,769	-	$407	$7,726	-
Auto Allowance	-	-	-	-	-
HRA funds	$2,000
Club Membership	$25,000	$25,000	$4,560	-	-
Long-term life insurance	-	-	-	$2,021	-

2014	Billy Carroll	Bill Carroll	Nathaniel F. Hughes	Gregory L. Davis	Wesley M. Welborn
401k match	$10,400	$8,240	-	$6,570	-
Company provided vehicle	$5,389	-	$478	$872	-
HRA funds	$2,000
Auto Allowance	-	-	-	-	-
Club Membership	$25,000	$25,000	$4,560	-	-
Long-term life insurance	-	-	-	$2,021	-

(6)	Chairman’s Compensation – At the effective time of the Merger, Mr. Welborn began receiving compensation for his extensive services to the Company as chairman of the board of directors. Mr. Welborn’s annual is salary $200,000, in addition to other customary benefits available to all employees of the Company and its subsidiaries. The salary figure presented for Mr. Welborn in 2015 reflects his salary earned beginning at the effective time of the Merger.

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Outstanding Equity Awards at Fiscal Year-End

The following table shows the number of shares covered by both exercisable and non-exercisable options owned by the individuals who were executives of SmartFinancial in 2015 and named in the Summary Compensation Table as of December 31, 2015, as well as the related exercise prices and expiration dates. Options are granted pursuant to SmartFinancial’s stock option plan.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Billy	84,000	0		9.52	2/21/2017
Carroll, Jr.	8,042	0	—	10.48	6/23/2020	—	—	—	—
Bill Carroll,	84,000	0		9.52	2/21/2017
Sr.	8,042	0	—	10.48	6/23/2020	—	—	—	—
Gregory L.	21,000	0		9.52	2/21/2017
Davis	5,361	0	—	10.48	2/23/2020	—	—	—	—
	2,125	0		31.96	2/29/2018
	2,500	0		14.40	2/29/2019
N. Frank	6,250	0		6.80	2/29/2021
Hughes	6,250	0	—	6.60	2/29/2022	—	—	—	—
	6,250	0		9.48	2/29/2023
	6,250	0		9.60	2/29/2024
	0	4,100		15.05	9/29/2025
	400	0		31.96	2/29/2018
	513	0		14.40	2/29/2019
Wesley M.	2,500	0		6.60	2/29/2022
(Miller)	1,250	0	—	9.48	2/29/2023	—	—	—	—
Welborn	2,500	0		9.60	2/29/2024
	0	1,025		15.05	9/29/2025

Employment Agreements

In contemplation of the Merger, Legacy SmartFinancial executed new employment agreements with Bill Carroll., Billy Carroll, and C. Bryan Johnson, and SmartBank executed a new employment agreement with Gregory L. Davis. Messrs. Bill Carroll’s, Billy Carroll’s, and Davis’ agreements were entered into February 1, 2015, and Bryan Johnson’s agreement was entered into on April 15, 2015. The Company assumed Legacy SmartFinancial’s rights and obligations under the agreements upon consummation of the Merger. On December 5, 2014 and in connection with the Merger, Frank Hughes executed an employment agreement with Legacy Cornerstone contemplating the Merger and his continued employment with the Company following the Merger. Miller Welborn, as chairman of the board of directors, does not have an employment agreement with the Company. Each of the employment agreements for these named executive officers contains provisions for an annual base salary, the opportunity to achieve incentive compensation, and the following provisions, among others:

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Compensation. Under the employment agreements, the officers receive salaries that will be reviewed by the surviving corporation’s compensation committee at least annually. The dollar amounts of the executive officers compensation is as follows: Mr. Billy Carroll receives an initial base salary of $300,000, Mr. Bill Carroll receives an initial base salary of $225,000, Mr. Davis receives an initial base salary of $178,258, Mr. Johnson receives an initial base salary of $175,000, and Mr. Hughes receives an initial base salary of $169,200. In addition to salary, the officers are eligible for annual bonuses and may receive a cellular phone allowance, business and professional education expenses, paid vacation, and any other benefits, including, without limitation, retirement plan and health, dental, life, and disability insurance benefits, as may be available from time to time to similarly situated employees of the Company post-Merger. Additionally, Mr. Billy Carroll, Mr. Hughes, and Mr. Davis have use of a bank-owned automobile; and Mr. Billy Carroll and Mr. Bill Carroll receive an annual allowance for club memberships. Mr. Davis’ agreement provides that the bank will provide Mr. Davis with term life insurance.

Term. The terms of the agreements with Messrs. Bill Carroll and Billy Carroll extend for three years, and the terms of the agreements with Messrs. Davis and Johnson extend for two years. The agreements automatically renew for additional one-year terms unless either party gives written notice to the other party of the party’s intent not to renew the agreement at least 60 days prior to the end of the initial term or then-current renewal term. The term of the agreement with Mr. Hughes initially extended for one year and was renewed at December 5, 2015 for an additional one-year term.

Severance Pay. Messrs. Bill Carroll, Billy Carroll, Johnson, and Davis’ employment agreements provide if the Company terminates without cause or if the officer terminates his employment agreement for cause, then the officer will be entitled to one times the officer’s then-current annual base salary and, for a period of up to 12 months following such termination, the officer, and the officer’s spouse and eligible dependents, will continue to be eligible to receive medical coverage under the Company’s medical plan, subject to certain conditions. If the Company terminates an officer’s employment agreement with cause or the employee terminates the agreement without cause, then the officer will not be entitled to any post-termination compensation or benefits. In the event Mr. Hughes terminates his employment agreement with or without cause, of if the Company terminates his employment agreement, with or without cause, the Company shall have no further obligations to Mr. Hughes.

Restrictive Covenants. The employment agreements contain provisions restricting the officer’s ability to compete, either directly or indirectly, with SmartFinancial or SmartBank within a 75-mile radius of any banking office maintained by either entity during the period of such officer’s employment and for a period 12 months following the termination of the officer’s employment. The restrictions on the officer’s ability to compete with SmartFinancial and/or SmartBank apply to the former employee for the period of time in which the employee is entitled to receive any severance benefit. The employment agreements also contain provisions restricting the employee’s ability to solicit customers or employees of SmartFinancial and/or SmartBank during the period of such officer’s employment and for a period of 12 months after the termination of the officer’s employment, or to make any untruthful statement that could reasonably be perceived to disparage SmartFinancial and/or SmartBank during the period of such officer’s employment and for a period of two years thereafter.

Severance on Change of Control. Messrs. Bill Carroll, Billy Carroll, Johnson, and Davis’ employment agreements provide if within 12 months following any change of control such named executive officer is terminated by the employer (or their successor(s)), as applicable,) without cause, the executive officer shall receive as liquidated damages a severance payment equal to two times the executive officer’s annual base salary as of the date of termination in one lump sum payment. Additionally, the employer shall reimburse such named executive officer for the reasonable cost of premium payments paid by such named executive officer to continue then-existing health insurance coverage for 12 months or until officer obtains employment providing health insurance benefits. Mr. Hughes’ employment agreement states that it is to supersede and nullify the Change-in-Control Severance Agreement in place with Legacy Cornerstone; his current employment agreement does not provide for severance pay upon change of control.

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DIRECTOR COMPENSATION

Prior to the Merger, members of the Legacy SmartFinancial board generally received $1,200 per month, and $300 per SmartBank board or committee meeting attended. The Legacy Cornerstone and Cornerstone Community Bank board members received $672 per month per meeting attended, and $204 per committee meeting, $247 for the chair of each committee meeting. Effective August 31, 2015, each non-employee director of SmartFinancial received an amount of $1,250 per meeting attended and $250 per committee meeting attended. Members of the SmartBank board of directors and the Cornerstone Community Bank board of directors, including employee-directors received $1,250 per meeting attended and $250 per committee meeting attended. The following is a summary of the compensation paid to SmartFinancial directors for 2015, and includes fees received as directors of Legacy SmartFinancial, Legacy Cornerstone, SmartBank, and/or Cornerstone Community Bank, the case may be. Messrs. Bill Carroll, Billy Carroll, and Welborn are not included in the table below; their compensation is detailed in the summary compensation table for Named Executive Officers above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Victor L. Barrett	24,150	—	—	—	—	—	24,150
Monique P. Berke	16,411	7,706	12,618	—	—	—	36,734
Frank S. McDonald	20,122	7,706	12,618	—	—	—	40,445
Ted C. Miller	22,150	—	—	—	—	—	22,150
David A. Ogle	21,850	—	—	—	—	—	21,850
Doyce G. Payne, M.D.	20,155	7,706	12,618	—	—	—	40,478
Keith E. Whaley, O.D.	19,650	—	—	—	—	—	19,650
Geoffrey A. Wolpert	19,350	—	—	—	—	—	19,350

(1)	Stock Awards – Amounts in this column reflect the aggregate grant date fair value of common stock awards in 2015 and 2014.
(2)	Option Awards -The amounts in this column reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Fiscal 2015 option awards were made on September 30, 2012 with a Black-Scholes value of $12.31 per share. A more detailed discussion of the assumptions used in the valuation of option awards made in fiscal 2014 and 2015 based on performance during 2013 and 2014 may be found in Note 14 to Statements in this joint proxy statement/prospectus. Options acquired pursuant to option grants must generally be held at least two years before partial vesting is possible.

Chairman Compensation

As Chairman of the SmartFinancial board of directors, Mr. Welborn receives additional compensation for his extensive services to the Company. Mr. Welborn will receive an annual salary of $200,000 and be entitled to participate in other customary benefits available to all employees of the Company and its subsidiaries. Mr. Welborn is not a party to an employment agreement with the Company.

2015 Stock Incentive Plan

In 2015, the Legacy Cornerstone shareholders approved the 2015 Stock Incentive Plan to grant incentive stock options to key employees and officers and non-qualified options to non-employee directors, consultants, and others for the purchase of shares. The plan also allows the board (or a committee thereof) to grant awards of restricted stock to key employees and officers and to non-employee directors and consultants. Below is a summary of the terms of the 2015 Stock Incentive Plan.

Board Authority. The 2015 Stock Incentive Plan is administered by the board in consultation with the compensation committee. The board is authorized and may at any time terminate, suspend, or amend the 2015 Stock Incentive Plan. There are 2,000,000 shares of common stock subject to awards under the 2015 Stock Incentive Plan.

Types of Awards

Options.  Options are rights to purchase a specified number of shares of common stock at a price fixed by the board. Each option must be represented by an award agreement that identifies the option as either an “incentive stock option” within the meaning of Section 422 of the Code or “non-qualified option,” which does not satisfy the conditions of Section 422 of the Code. The award agreement specifies the number of shares of common stock that will be issued upon exercise of the options and sets forth the exercise price of the options. The exercise price for options that qualify as incentive stock options may not be less than 100% of the fair market value of the common stock as of the date of grant. The option exercise price may be satisfied in cash, by check, by exchanging shares of common stock owned by the participant, delivery of a properly executed exercise notice along with sale or loan proceeds, other consideration permitted by applicable laws or by a combination of these methods. Options have a maximum term of ten years from the date of grant. The board has broad discretion to determine the terms and conditions upon which options may be exercised, and the board may determine to include additional terms in the award agreements.

Stock Awards.  Restricted stock grants are awards of common stock subject to vesting restrictions and/or restrictions on transferability. Shares of common stock that are issued as “restricted stock” have a legend and may not be sold, transferred, or disposed of until the restrictions have lapsed. The board has broad discretion as to the specific terms and conditions of each award, including applicable rights upon certain terminations of employment and restrictions on the transferability of stock purchased pursuant to stock purchase rights.

Grants under the 2015 Stock Incentive Plan. In the fiscal year ended December 31, 2015, the board authorized a grant of 8,200 stock options under the plan to the following members of the legacy Cornerstone board: Frank McDonald, Doyce Payne, Monique Berke, Miller Welborn, and Nathaniel F. Hughes. The board also authorized the grant of stock awards in the amount of 4,614 shares to the following legacy Cornerstone board members: Frank McDonald, Doyce Payne, Miller Welborn, and Monique Berke.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors and persons who beneficially own more than 10% of our common stock file with the SEC certain reports, and furnish copies thereof to us, with respect to each such person’s beneficial ownership of our equity securities. Based solely upon a review of the copies of the reports furnished to us and certain representations of these persons, all of these persons timely complied with the applicable reporting requirements except for the following six late-filed reports:

•	Form 4s filed for Doyce Payne and Monique Berke on October 16, 2015 reporting transactions effected on September 11, 2015; and

•	Form 4s filed for Frank Hughes, Miller Welborn, John Coxwell, and Frank McDonald on October 16, 2015 for transactions effected on September 30, 2015.

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PROPOSAL TWO

APPROVAL OF THE AMENDED AND RESTATED BYLAWS

The board has proposed, pursuant to Article X of the SmartFinancial bylaws, to amend and restate the bylaws as set forth in Appendix A (the “Amended and Restated Bylaws”). The Third Amended and Restated Bylaws were approved by the board on March 24, 2016. The terms of our existing bylaws require that the shareholders approve the Amended and Restated Bylaws.

The board believes that the Amended and Restated Bylaws improve the corporate governance of the Company by modifying the duties and term of office of directors, clarifying the provision for indemnification of directors, and to allowing the board to make future amendments to the bylaws without shareholder approval. The proposed Amended and Restated Bylaws also make changes in keeping with the regulations applicable to financial holding companies such as SmartFinancial (i.e. limiting indemnification of director(s) where it would be prohibited under applicable law).

The Company’s existing bylaws were adopted by the board following the Merger to make certain changes to the bylaws, such as the changes to reflect the Company’s name change to “SmartFinancial,” the relocation of its principal address of the Company, changing the number of directors, and the location of shareholder meetings; however, the board was not able to amend certain provisions of the bylaws due to a provision in the Legacy Cornerstone’s bylaws which requires shareholder approval for  those sections of the bylaws relating to the duties, term of office and indemnification of directors.

Below is a brief summary of the ways in which the Amended and Restated Bylaws would substantively modify the bylaws as currently in effect. This summary is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which you are advised to read in its entirety and is attached as Appendix A.

The Amended and Restated Bylaws:

•	Modify the language of current Article X to make it less cumbersome for the board to amend the bylaws without shareholder approval;
•	Revise the indemnification provisions to remove the requirement that the board determine in writing that an individual acted in good faith as a condition to such individual being indemnified by the Company, which would allow the Company to utilize other alternatives (i.e., special counsel or vote of the shareholders) to determine whether a potential indemnitee has satisfied the standards of conduct required under state law;
•	Clarify the provision relating to vacancies on the board to allow the board to fill a vacancy or vacancies on the board in the event that the remaining directors constitute less than a quorum; and

•	Clarify that directors are elected by a plurality of the votes cast (in keeping with Tennessee law), and that directors serve until the next annual meeting of shareholders following the director’s election or appointment.

The proposed Amended and Restated Bylaws also suggest non-material typographical, grammatical, and administrative changes in order to clarify the existing provisions. The approval of the Amended and Restated Bylaws requires a majority of all votes entitled to be cast on the proposal, in person, or represented by proxy. Abstentions and broker “non-votes” will not affect the outcome of the vote on this proposal.

our Board of Directors recommends that the shareholders vote “FOR” the APPROVAL OF THE AMENDED AND RESTATED BYLAWS.

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PROPOSAL THREE

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The audit committee of our board has selected Mauldin & Jenkins, LLC as independent registered public accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2016. The Audit Committee recommends that shareholders vote in favor of ratification of such appointment. There are no affiliations between the Company and Mauldin & Jenkins, its partners, associates or employees, other than those which pertain to the engagement of Mauldin & Jenkins in the previous year as independent auditors for the Company and for certain permitted consulting services. Mauldin & Jenkins has served as the Company’s independent auditor since 2013.

Shareholder approval of the selection of Mauldin & Jenkins as our independent auditors is not required by law, by our bylaws, or otherwise. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment and compensation of the independent auditors and for oversight of the audit work. The committee will consider the results of the shareholder vote on this proposal and, in the event of a negative vote, will reconsider its selection of Mauldin & Jenkins, but is not bound by the shareholder vote.

Even if Mauldin & Jenkins’s appointment is ratified by the shareholders, the Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its shareholders. A representative of Mauldin & Jenkins is expected to attend the annual meeting and that representative will have the opportunity to make a statement, if he or she desires to do so, and to answer appropriate questions.

Audit and Non-Audit Fees

The following table presents the aggregate fees billed to Legacy SmartFinancial for professional services rendered by Mauldin & Jenkins for the fiscal years ended December 31, 2014 and December 31, 2015:

Services	2014	2015(1)

Audit Fees	$157,310	$264,800
Audit Related Fees	16,000	16,000
Tax Fees	15,980	51,700
All Other Fees	0	0
	$189,290	$332,500

(1)	2015 includes billings to Cornerstone subsequent to September 1, 2015.

The charter of the audit committee provides that the duties and responsibilities of the audit committee include the pre-approval of all services that may be provided to SmartFinancial by the independent accountants whether or not related to the audit. In fiscal years 2014 and 2015, these fees described above were approved by the audit committee.

This vote will be approved if it receives the affirmative vote of the majority of the shares of common stock present at the annual meeting, in person, or represented by proxy and entitled to vote on this proposal that are voted “for” or “against” the matter. Abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

our Board of Directors recommends that the shareholders vote “FOR” the ratification of MAULDIN & JENKINS, LLC as our independent registered public accountants for our fiscal year ending December 31, 2016.

Audit Committee Report

The Audit Committee of the board of directors oversees the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company’s independent auditor and the performance of the Company’s internal and independent auditors. The committee’s function is more fully described in its board approved charter, available on our website: www.smartbank.com. The committee reviews that charter on an annual basis. The board annually reviews the NASDAQ listing standards’ definition of “independence” for audit committee members and applicable SEC rules related to audit committee member independence and has determined that each member of the Audit Committee meets those standards.

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Management is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management must adopt accounting and financial reporting principles, internal controls and procedures that are designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee met with management regularly during the year to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The committee discussed these matters with the Company’s independent auditors and with appropriate Company financial personnel and internal auditors. The Committee also discussed with the Company’s senior management and independent auditors the process used for certifications by the Company’s Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, which are required for certain of the Company’s filings with the SEC.

The Audit Committee is responsible for hiring and overseeing the performance of the Company’s independent registered public accounting firm. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. Mauldin & Jenkins has served as the independent public accountants for the Company and Legacy SmartFinancial since June 1, 2013; previously, Hazlett, Lewis & Bieter, PLLC served as independent public accountants for the Company and Legacy SmartFinancial until the merger of Hazlett, Lewis & Bieter, PLLC with and into Mauldin & Jenkins in 2013. In accordance with NASDAQ Rule 5605, Mauldin & Jenkins is registered as a public accounting firm with the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ending December 31, 2015, with management. The committee also met separately with both management and Mauldin & Jenkins to discuss and review those financial statements and reports prior to issuance. Management has represented, and Mauldin & Jenkins has confirmed to the committee, that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee received from and discussed with Mauldin & Jenkins the matters required to be discussed by Auditing Standard No. 16 (Communications with Audit Committees), as amended and as adopted by the PCAOB in Rule 3200T. The Committee has received the written disclosure and the letter from Mauldin & Jenkins required by applicable requirements of the PCAOB regarding independence and has discussed with Mauldin & Jenkins the auditor’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the board of directors that the Company’s audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015.

Submitted by the Audit Committee:

Victor L. Barrett, chair

Monique P. Berke

Ted C. Miller

Geoffrey A. Wolpert

Keith E. Whaley O.D.

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PROPOSAL FOUR

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

Executive compensation is an important matter to the Company and to our shareholders. We are asking our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, including our named executive officers, who are critical to our strategic goals and success. Under our executive compensation program, our named executive officers receive compensation that encourages both near-term and long-term growth and successes through compensation linked to performance standards aimed to increase shareholder value. Please read the Summary Compensation Table and Narrative for Fiscal Year 2015 sections for additional details about our executive compensation programs, including information about the fiscal year 2015 compensation of our named executive Officers.

The human resources and compensation committee bases its executive compensation decisions on our compensation objectives, which include the following:

•	aligning management’s incentives with the interests of our shareholders;

•	providing competitive compensation to our named executive officers;

•	rewarding named executive officers for past performance and motivating them to excel in the future; and

•	rewarding superior performance of both the Company and each individual executive and encouraging actions that promote our near-term and long-term strategic goals

We believe that our existing compensation programs have been effective at motivating our named executive Officers to achieve superior performance and success for us, aligning compensation with performance measures and shareholder interests and enabling us to attract, retain and motivate talented executive officers.

Pursuant to Section 14A of the Exchange Act, our shareholders are entitled to an advisory vote to approve the compensation of our Named Executive Officers. This advisory vote is commonly known as a “say-on-pay” proposal. Accordingly, in compliance with these requirements and as a matter of good corporate governance, we are asking our shareholders to approve the following resolution at the annual meeting:

RESOLVED, that the shareholders of the Company approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed pursuant to SEC rules, including the Compensation of Directors and Executive Officers, Summary Table of Compensation and Narrative for Fiscal Year 2015.

The say-on-pay vote is advisory, and therefore not binding on the Company, our human resources and compensation committee or our board. Our board and our human resources and compensation committee value the opinions of our shareholders, however, and will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

This advisory vote will be approved if it receives the affirmative vote of the majority of the shares of common stock present at the annual meeting, in person, or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU INDICATE YOUR SUPPORT FOR THE COMPANY’S COMPENSATION PHILOSOPHY, POLICIES, AND PROCEDURES BY VOTING “FOR” THE ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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OTHER MATTERS

We know of no other matters to be submitted to the shareholders at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as our board may recommend, or, in the absence of a recommendation, as such persons deem advisable. Discretionary authority with respect to such matters is granted by execution of the enclosed proxy.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

FOR 2016 ANNUAL MEETING

Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in our proxy statement and form of proxy for our next annual meeting must submit their proposals so that they are received by us at our principal executive offices, addressed to our Corporate Secretary, no later than December 10, 2016. Shareholder proposals not submitted for inclusion in next year’s proxy statement and form of proxy, but instead sought to be presented directly at our next annual meeting of shareholders, may be brought before the annual meeting so long as we receive notice of the proposal, addressed to the Corporate Secretary, at our principal executive offices, no later than December 10, 2016. If received after such date, such proposals will be considered untimely. Unless we receive notice in the manner and by the dates specified above, the proxy holders shall have discretionary authority to vote for or against any such proposal presented at our next annual meeting of shareholders.

ANNUAL REPORT

A copy of our annual report for our fiscal year ended December 31, 2015 has been mailed concurrently with this proxy statement to all shareholders entitled to notice of and to vote at the annual meeting. The annual report is not incorporated into this proxy statement and is not considered proxy solicitation material.

FORM 10-K

We filed an annual report on Form 10-K with the SEC on March 30, 2016. Shareholders may obtain a copy of our annual report, including any amendments thereto, without charge, by writing to our corporate secretary at our principal executive offices, located at 5401 Kingston Pike, Suite 600, Knoxville, TN 37919.

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Appendix A

Third Amended and Restated Bylaws

Appendix A

third AMENDED AND RESTATED BYLAWS

OF

SMARTFINANCIAL, INC.

Appendix A

Appendix A
i

Appendix A
ii

THIRD AMENDED AND RESTATED BYLAWS

OF

SMARTFINANCIAL, INC.

These Third Amended and Restated Bylaws of SmartFinancial, Inc., a Tennessee corporation, were adopted by the board of directors of SmartFinancial, Inc. on January 28, 2016, and approved by the shareholders of SmartFinancial, Inc. on [-], 2016.

ARTICLE I

NAME AND OFFICES OF COMPANY

The name of the corporation is SmartFinancial, Inc. (the “Company”), and the Company’s principal office address shall be 5401 Kingston Pike, Suite 600, Knoxville, Tennessee 37919, or such other location as may be determined by the board of directors of the Company (the “Board”). The Company may establish and maintain offices at such other locations as may be determined from time to time by the Board.

ARTICLE II

CAPITAL STOCK

Section 2.1. Share Certificates. Shares of capital stock of the Company may be either certificated or uncertificated as determined by the Board. If shares are certificated, certificates for such shares shall be numbered consecutively, shall be entered in the books or records of the Company as issued, and shall be signed, either manually or in facsimile, by either the President or the Chief Executive Officer and either the Secretary or the Treasurer, or any such other officers as may from time to time be designated by the Board, the signature of two such officers being required. Each certificate shall state on its face the name of the Company, that the Company is organized under the laws of the State of Tennessee, the name of the person to whom it is issued, the date of the certificate’s issuance, the number and class of shares, and the designation of the series, if any, the certificate represents, the par value of each share represented by the certificate, or that the shares are without par value, and such other information as the Board may from time to time require. The designation and relative rights, preferences, and limitations applicable to each class or series of capital stock of the Company and the variations in rights, preferences, and limitations determined for each series (and the authority of the Board to determine variations for future series) shall be summarized on the front or back of each certificate, or, alternatively, each certificate may conspicuously state that such information will be furnished by the Company to the shareholder free of charge upon written request. All shares of capital stock of the Company not registered pursuant to the provisions of the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities act, or exempt from registration under the Securities Act or any applicable state securities act, shall not be sold, pledged, hypothecated, donated, or otherwise transferred or disposed of absent such registration or exemption, and the following legend shall be placed in the Company’s stock transfer records and conspicuously noted on each certificate representing such shares:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED OR DISPOSED OF ABSENT SUCH REGISTRATION, UNLESS, IN THE OPINION OF LEGAL COUNSEL TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

Appendix A
1

THE COMPANY IS AUTHORIZED TO ISSUE DIFFERENT CLASSES OF SHARES OR DIFFERENT SERIES WITHIN A CLASS. THE COMPANY WILL FURNISH IN WRITING AND WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATION AND RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS, AND SERIES WITHIN A CLASS, OF CAPITAL STOCK OF THE COMPANY AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH SERIES (AND THE AUTHORITY OF THE COMPANY’S BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES).

Section 2.2. Rights of Company with Respect to Record Owners. The Company shall be entitled to treat the holder of record of any shares of capital stock of the Company as the holder in fact thereof and the person exclusively entitled to vote the shares, to receive any share dividend or distribution with respect to the shares, and for all other purposes, and the Company shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the Company has express or other notice thereof, except as otherwise provided by applicable law.

Section 2.3. Transfers of Shares. Transfers of shares of capital stock of the Company shall be made upon the books of the Company by the record holder thereof, or by an attorney lawfully constituted in writing, upon the surrender of the certificate(s), if any, therefor. The Board may from time to time appoint suitable agents to facilitate transfers by shareholders of shares of capital stock of the Company.

Section 2.4. Lost, Stolen, Destroyed, or Mutilated Certificates. Any person claiming a certificate for shares of capital stock of the Company to be lost, stolen, destroyed, or mutilated shall make an affidavit or affirmation of such fact in the manner required by the Board and, if the Board, President or Chief Executive Officer, Secretary, or Treasurer requires, shall give the Company a bond of indemnity in such form and amount as the Board may require, and with one or more sureties satisfactory to the Board, whereupon an appropriate new certificate may be issued in lieu of the certificate alleged to have been lost, stolen, destroyed, or mutilated.

ARTICLE III

MEETINGS OF SHAREHOLDERS

Section 3.1. Annual Meetings of Shareholders. Annual meetings of the shareholders of the Company for the election of Company directors and the transaction of such other business as may properly come before the meetings shall be held at such places as may be determined by the Board, on such dates and at such times as determined by resolution of the Board.

Section 3.2. Special Meetings of Shareholders.

(a)          Special meetings of the shareholders of the Company shall be held at such place as may be determined by the Board. Special meetings of the shareholders of the Company may be called by (i) the Chairman of the Board, (ii) the Vice-Chairman of the Board, (iii) the President or Chief Executive Officer, (iv) a majority of the members of the Board, or (v) the holders of 20% or more of the outstanding shares of voting stock of the Company.

Appendix A
2

(b)          If any person(s) other than the Board call a special meeting of shareholders, the request for the meeting shall (i) be in writing, (ii) specify the general nature of the business proposed to be transacted at such meeting, and (iii) be delivered to the Secretary of the Company. Upon receipt of such a request, the Board shall determine the date, time, and place of such special meeting, which must be scheduled to be held on a date that is within 90 days of receipt by the Secretary of the request therefor, unless a later date is required in order to allow the Company to file any information required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Secretary of the Company shall prepare a notice of any special meeting of shareholders properly requested hereunder. No business may be transacted at any such special meeting of shareholders other than that business specified in the notice to shareholders of such meeting.

(c)          In the case of a special meeting of shareholders requested pursuant to Section 3.2(b), the Chairman shall have the power and duty (i) to determine whether any nomination or business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in Section 3.2 and Section 3.9 and (ii) if any proposed nomination or business was not made or proposed, as the case may be, in compliance with these bylaws or the stated business to be brought before the special meeting is not a proper subject for shareholder action under applicable law, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.

(d)          A special meeting of shareholders requested pursuant to Section 3.2(b) shall not be held if (i) the Board calls for an annual meeting of shareholders to be held within 90 days of receipt by the Secretary of the request for the special meeting and the Board determines in good faith that the business of such annual meeting includes (among any other matters properly brought before the annual meeting) the business specified in such special meeting request, (ii) an annual or special meeting of shareholders was held within 90 days before receipt by the Secretary of the request for the special meeting and the Board determines in good faith that the business of such prior annual or special meeting included (among any other matters properly brought before such prior annual or special meeting) the business specified in such special meeting request, or (iii) the Board determines in good faith that all of the stated business to be brought before such special meeting is not a proper subject for shareholder action under applicable law.

Section 3.3. Notice of Meetings of Shareholders.

(a)          Written notice of the date, time, and place of each annual or special meeting of the shareholders of the Company shall be given to all shareholders entitled to notice of the meeting, at the addresses shown on the stock records of the Company for such persons, no fewer than 10 days nor more than 60 days prior to the date of the meeting. Notice of any special meeting of the shareholders of the Company shall state the purpose or purposes of the meeting.

(b)          Notice of any meeting of shareholders shall be conclusively deemed given (i) if mailed to a shareholder, when deposited in the United States mail, postage prepaid, directed to the shareholder at the shareholder’s address as it appears on the Company’s records, (ii) if electronically transmitted, as provided in Section 13.1 of these bylaws, or (iii) in all other instances, when delivered.

(c)          An affidavit of the Secretary of the Company or of the transfer agent or any other agent of the Company that notice of any annual or special meeting of shareholders has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Appendix A
3

Section 3.4. Quorum and Voting Requirements. The holders of a majority of the shares entitled to vote on a matter to be considered at an annual or special meeting of the shareholders of the Company, present in person or by proxy, shall constitute a quorum for the transaction of business at such meeting with respect to such matter. However, if such a majority shall not be present, in person or by proxy, at any meeting of Company shareholders, the shareholders present, in person or by proxy, may adjourn the meeting, without notice other than the announcement at the meeting of the date, time, and place to which the meeting is adjourned. At any such adjourned meeting, such business as might have been transacted at the meeting as originally notified may be conducted. Once a share is represented for any purpose at a meeting, it shall be deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is or must be set for the adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group in favor of the action exceed the votes cast in opposition of the action, unless a greater number of affirmative votes is required by the charter of the Company, these bylaws, or the Tennessee Business Corporation Act.

Section 3.5. Administration of Meetings.

(a)          The Chairman of the Board shall preside at all meetings of the shareholders of the Company. In the event of the Chairman’s absence, incapacity, or refusal to serve, the Vice-Chairman of the Board shall preside at meetings of the shareholders of the Company. In the event of both the Chairman’s and the Vice-Chairman’s absence, incapacity, or refusal to serve, any authorized Company officer or director appointed by the Board prior to the meeting shall so preside.

(b)          The Board shall be entitled to make such rules or regulations for the conduct of meetings of shareholders as it shall deem necessary, appropriate, or convenient. Subject to such rules and regulations, if any, the Chairman shall have the right and authority to prescribe such rules, regulations, and procedures and to do all acts as, in the judgment of such Chairman, are necessary, appropriate, or convenient for the proper conduct of any meeting, including without limitation establishing an agenda of business for the meeting, rules or regulations to maintain order, restrictions on entry to the meeting after the time fixed for the commencement thereof, and the date and time of the opening and closing of the polls for each matter upon which shareholders will vote at the meeting (and shall announce such at the meeting).

Section 3.6. Voting Power and Record Date. Each shareholder shall be entitled to that number of votes for each share of capital stock of the Company held by such shareholder as set forth in the charter of the Company or as provided by law. For purposes of determining shareholders entitled to notice of or to vote at any meeting of Company shareholders, or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board shall fix in advance a date (the “Record Date”) as the record date for any such determination of shareholders, which Record Date shall be not more than 60 days, and with respect to any meeting of Company shareholders not fewer than 10 days, prior to the date on which the particular meeting or other action requiring such determination of shareholders is to be held or taken. Except as otherwise provided in the Tennessee Business Corporation Act, when a determination of shareholders entitled to notice of or to vote at any meeting of Company shareholders has been made, such determination shall be effective for any adjournment of such meeting.

Section 3.7. Proxies. Each shareholder eligible to vote at a meeting of Company shareholders shall be entitled to vote by proxy, and proxies shall be provided with the notice of any meeting of Company shareholders. Proxies must be signed by the owner(s) of the shares to be voted on the proxies provided and shall be valid for only one meeting, to be specified on the proxy form, and any adjournment(s) of such meeting. An appointment of a proxy is effective when received by the Secretary of the Company or any other officer or agent authorized to tabulate votes. All proxies shall be dated and filed with the records of the meeting of Company shareholders to which they relate.

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Section 3.8. Notice of Shareholder Proposals.

(a)          At any annual or special meeting of shareholders of the Company, only such business as shall have been properly brought before the meeting shall be conducted. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder of the Company.

(b)          In order for business to be properly brought by a shareholder before an annual meeting of Company shareholders, the shareholder must, in addition to any other applicable requirement, have given timely notice in proper form to the Secretary of the Company. To be timely, a shareholder’s notice must be delivered to or received at the principal office of the Company (i) not later than the close of business on the 90th calendar day nor earlier than the close of business on the 120th calendar day in advance of the anniversary of the previous year’s annual meeting of Company shareholders if such meeting is to be held on a date that is not more than 30 calendar days in advance of the anniversary of the previous year’s annual meeting or not later than 70 calendar days after the anniversary of the previous year’s annual meeting, and (ii) with respect to any other annual meeting, the close of business on the 10th calendar day following the date of public disclosure of the date of such meeting. In no event shall the public disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period). To be in proper form, a shareholder’s notice to the Secretary shall be in writing and set forth (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (iii) the class and number of shares of capital stock of the Company owned beneficially or of record by the shareholder, (iv) any material interest of the shareholder in such business, and (v) any other information that is required to be provided by the shareholder pursuant to Rule 14A under the Exchange Act in the shareholder’s capacity as a proponent of a shareholder proposal. Notwithstanding the foregoing, in order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a meeting of Company shareholders, shareholders must provide notice as required by the regulations promulgated under the Exchange Act and meet the eligibility and other requirements set out in Rule 14. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting of shareholders of the Company except in accordance with the procedures set forth in this Section 3.8 and the Exchange Act and the rules promulgated thereunder. In the event of a discrepancy between these bylaws and the rules promulgated under the Exchange Act, the rules promulgated under the Exchange Act shall govern.

(c)          In order for business to be properly brought by a shareholder before a requested special meeting of Company shareholders, such shareholder must comply with the procedures set forth in Section 3.2 of these bylaws.

(d)          The person presiding at a meeting of Company shareholders shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with this Section 3.8, and if the person presiding should so determine, such person shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

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Section 3.9. Advance Notice of Director Nominations.

(a)          Only persons who are nominated in accordance with the procedures set forth in this Section 3.9 shall be eligible for election as directors of the Company. To be properly brought before an annual meeting of shareholders of the Company, or any special meeting of shareholders of the Company called for the purpose of electing directors, nominations for the election of directors must be (i) specified in the notice of meeting (or any supplement thereto), (ii) made by or at the direction of the Board (or any duly authorized committee thereof), or (iii) made by a shareholder of the Company (A) who is a shareholder of record on the date of the giving of the notice provided for in this Section 3.9 and on the record date for the determination of shareholders entitled to vote at such meeting and (B) who complies with the notice procedures set forth in this Section 3.9.

(b)          In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must give timely notice thereof in proper written form to the Secretary of the Company. To be timely, a shareholder’s notice to the Secretary must be delivered to or received at the principal office of the Company (i) in the case of an annual meeting of Company shareholders, in accordance with the provisions set forth in Section 3.8 or (ii) in the case of a special meeting of Company shareholders called for the purpose of electing directors, not later than the close of business on the 10th calendar day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. To be in proper written form, a shareholder’s notice to the Secretary must set forth:

(i)          as to each person whom the shareholder proposes to nominate for election as a director, (A) the name, age, business address, and residence address of such person, (B) the principal occupation or employment of such person, (C) the class or series and number of shares of capital stock of the Company owned beneficially or of record by such person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Rule 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(ii)         as to the shareholder giving notice, the information required to be provided pursuant to Section 3.8.

(d)          No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 3.9. If the person presiding at a meeting of Company shareholders properly determines that a nomination was not made in accordance with the procedures set forth in this Section 3.9, the person presiding shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

ARTICLE IV

BOARD OF DIRECTORS

Section 4.1. Board Powers and Composition.

(a)          The business and affairs of the Company shall be managed under the direction of the Board, which shall meet not less than annually. In addition to the powers and authority conferred upon the Board by these bylaws, the Board may exercise all such powers and do such acts and things as it may be authorized or required to do by statute, by rule or regulation of applicable regulatory authorities, or by the charter or the shareholders of the Company.

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(b)          The Board shall consist of at least five but no more than 25 individuals. The number of members of the Board may from time to time be fixed or changed, within the range set forth above, by resolution of the Board. Directors shall be elected annually at the annual meeting of the shareholders of the Company by a plurality of the votes cast by those shares entitled to vote for the election of directors, assuming the presence of a quorum at the meeting. Each director shall serve for a term ending on the date of the first annual meeting of shareholders of the Company following the annual meeting of shareholders at which such director was elected, or in the event a director is elected or appointed otherwise than at an annual meeting, for a term ending on the date of the next annual meeting of shareholders of the Company following the director’s election or appointment; provided that the term of each director shall continue until the election and qualification of his or her successor and shall be subject to such director’s earlier death or resignation or removal from office.

Section 4.2. Board Vacancies. In the event of a vacancy on the Board, including a vacancy resulting from an increase in the number of directors or a vacancy resulting from the removal of a director for any reason or a director’s resignation, (a) the shareholders may fill the vacancy, (b) the Board may fill the vacancy, or (c) if the directors remaining in office constitute fewer than a quorum of the Board, the directors remaining in office may fill the vacancy by the affirmative vote of a majority of such directors.

Section 4.3. Meetings of the Board.

(a)          Regular meetings of the Board shall be held at the principal office of the Company, or at such other location as may be determined from time to time by the Board, at such times as the Board may from time to time determine. Special meetings of the Board may be called by the Chairman of the Board, the Vice-Chairman of the Board, the President or Chief Executive Officer, or one-third of the directors.

(b)          No notice of regular meetings of the Board need be given to the directors. Notice of the date, time, and place of each special meeting of the Board shall be given to each director at least two days prior to the meeting. Notice of any special meeting of the Board may be waived by a director in writing (which writing shall be signed by the director and filed with the minutes of the subject meeting) at any time before, during, or after the meeting, and a director’s attendance at or participation in a special meeting of the Board shall constitute a waiver of any required notice thereof unless the director, at the beginning of the meeting or promptly upon the director’s arrival, objects to the holding of the meeting or the transaction of business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

(c)          A director who is present at a meeting of the Board when corporate action is taken shall be deemed to have assented to the action taken unless (i) the director objects at the beginning of the meeting, or promptly upon the director’s arrival, to the holding of the meeting or the transaction of business at the meeting, (ii) the director’s dissent or abstention from the action taken is entered in the minutes of the meeting, or (iii) the director delivers written notice of the director’s dissent or abstention from the action taken to the presiding officer of the meeting before its adjournment or to the Company immediately after adjournment of the meeting; provided that the right of dissent or abstention shall not be available to a director who votes in favor of the action taken.

(d)          Directors may participate in any meeting of the Board by, and any meeting of the Board may be conducted through the use of, any means of communication by which all directors participating may simultaneously hear one another, including teleconference or video conference.

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(e)          Any action required or permitted to be taken at a meeting of the Board may be taken without a meeting. If all of the directors consent to the taking of such action without a meeting, the affirmative vote of the number of directors that would be necessary to authorize or take such action at a meeting of the Board shall be the act of the Board. The action must be evidenced by one or more written consents describing the action taken, signed by each director in one or more counterparts, and indicating each signing director’s vote or abstention on the action, and such written consent(s) shall be included in the corporate minutes or filed with the corporate records reflecting the action taken.

Section 4.4. Removal of Directors. The shareholders of the Company may remove one or more directors with cause at a meeting called for such purpose. The shareholders of the Company may not remove a director without cause. Any or all of the directors may be removed for cause by the vote of a majority of the Board at a meeting called for such purpose. The notice of any such meeting, whether of the shareholders of the Company or the directors, must state that the purpose, or one of the purposes, of the meeting is the removal of one or more directors.

Section 4.5. Resignation of Directors. A director may resign at any time by delivering written notice of resignation to the Board, the Chairman of the Board, the Vice-Chairman of the Board, the President or Chief Executive Officer, or the Company. Any such resignation shall be effective when the notice of resignation is delivered, unless the notice of resignation specifies a later effective date.

Section 4.6. Presiding Officer. The Chairman of the Board shall preside at all meetings of the Board. In the event of the Chairman’s absence, incapacity, or refusal to serve, the Vice-Chairman shall preside at meetings of the Board. In the event of both the Chairman’s and the Vice-Chairman’s absence, incapacity, or refusal to serve, the directors present shall select one of their number to so preside.

Section 4.7. Quorum and Voting. A majority of the members of the Board shall constitute a quorum for the transaction of business, and all matters put to the Board shall be decided by a majority vote of the directors present, assuming a quorum, unless a greater vote is required by the charter of the Company, these bylaws, or applicable law.

Section 4.8. Removal of Officers and Employees. Any or all officers and other employees of the Company may be removed by the Board at any regular or special meeting of the Board; provided, however, that any such removal shall be effectuated, where appropriate, after consultation with the Company’s legal counsel or other advisors to assure compliance with applicable labor and employment laws, rules, and regulations.

Section 4.9. Officer Vacancies. Any vacancy occurring among the officers of the Company shall be filled as soon as practicable by the Board at a regular or special meeting thereof, or otherwise in a manner consistent with these bylaws.

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Section 4.10. Committees of the Board. The Board may, by resolution(s) adopted by a majority of its members, designate and establish from among its members an Executive Committee and one or more other committees, with each such committee to consist of two or more directors, all of whom shall serve at the pleasure of the Board, and to have such authority as set forth in the resolution(s) establishing the committee; provided that no such committee shall have the authority to (a) authorize distributions, except according to a formula or method prescribed by the Board, (b) fill vacancies occurring on the Board or any committee of the Board, (c) amend or repeal these bylaws or adopt new bylaws, (d) authorize or approve the reacquisition of shares of capital stock of the Company, except according to a formula or method prescribed by the Board, (e) authorize or approve the issuance or sale or contract for sale of shares of capital stock of the Company, or determine the designation and relative rights, preferences, and limitations of any class or series of shares of capital stock of the Company, except with the authorization of and within limits specifically prescribed by the Board, or (f) authorize, approve, or adopt an amendment to the charter of the Company, a plan of merger, share exchange, or consolidation, or the sale, lease, exchange, or other disposition of all or substantially all of the property or assets of the Company. Except as otherwise provided in this Section 4.10, the other provisions of this Article IV relative to the Board and its deliberations shall be applicable to any committee of the Board. Meetings of any committee of the Board may be called at any time by the Chairman of the Board, the Vice-Chairman of the Board, the chairman of the committee, or the President or Chief Executive Officer. Meetings of any committee of the Board may be held at such location(s), either within or outside the State of Tennessee, as such committee shall determine. Each committee of the Board may fix its own rules of procedure, including rules of procedure relative to notice of its meetings. Each committee of the Board shall keep a record of its proceedings and shall report such proceedings to the Board on a periodic basis or when otherwise requested by the Board. All action taken by a committee of the Board shall be subject to review and rejection, revision, or alteration by the Board; provided that the rejection, revision, or alteration by the Board of any action properly taken by a committee of the Board shall not affect the rights of persons who have in good faith relied upon such action. The Board shall have the power to at any time remove any member of any committee of the Board with or without cause and to fill vacancies occurring in and to dissolve any committee of the Board.

Section 4.11. Employee Directors. A director who, at the time of his or her election or re-election to the Board, is employed by the Company or any subsidiary or affiliate of the Company, upon the termination of his or her employment with the Company or any subsidiary or affiliate of the Company, shall immediately tender his or her resignation as a member of the Board. Nothing herein shall require the Board to accept such resignation if, in the judgment of the remaining directors, the director tendering his or her resignation remains a valuable member of the Board.

ARTICLE V

OFFICERS

Section 5.1. Officer Positions. The officers of the Company may consist of a Chairman of the Board, a Vice-Chairman of the Board, a President and/or Chief Executive Officer, a Secretary, and such other officers as may be elected or appointed from time to time by the Board or otherwise in accordance with this Article V. Any two or more offices may be held by the same person.

Section 5.2. Election and Term. The officers of the Company shall be elected or appointed by the Board annually at the first meeting of the Board after the annual meeting of the shareholders of the Company, or otherwise appointed as provided in this Article V. All Company officers shall hold office until the meeting of the Board immediately following the annual meeting of Company shareholders next following their election or appointment and until their successors shall have been elected or appointed and shall have qualified. Any officer of the Company may be removed by the Board with or without cause. The Board may require any officer, employee, or agent of the Company to give security for the faithful performance of his or her duties.

Section 5.3. Compensation. The compensation of the officers of the Company shall be fixed from time to time by the Board, or a duly appointed committee thereof; provided that the Board may delegate to any officer the power to fix the compensation of any other officer(s) under his or her control.

Section 5.4. Chairman of the Board. The Chairman of the Board shall have those powers and duties usually appertaining to his or her office, as well as such other powers and duties as may be prescribed by the Board or these bylaws. The Chairman of the Board shall preside at all meetings of the Board and all meetings of the shareholders of the Company.

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Section 5.5. Vice-Chairman of the Board. The Vice-Chairman of the Board shall have those powers and duties usually appertaining to his or her office, as well as such other powers and duties as may be prescribed by the Board or these bylaws. In the event of the Chairman’s absence, incapacity, or refusal to serve, the Vice-Chairman of the Board shall preside at all meetings of the Board and all meetings of the shareholders of the Company.

Section 5.6. President. The President shall have those powers and duties usually appertaining to his or her office, as well as such other powers and duties as may be prescribed by the Board or these bylaws.

Section 5.7. Chief Executive Officer. The Chief Executive Officer shall have those powers and duties usually appertaining to his or her office, as well as such other powers and duties as may be prescribed by the Board or these bylaws. Subject to the control of the Board, the Chief Executive Officer shall have general charge of the business and affairs of the Company and its internal operations and shall keep the Board fully advised of the same. The Chief Executive Officer shall see that all orders and resolutions of the Board are carried into effect. The Chief Executive Officer shall employ and discharge the employees and agents of the Company, except such as shall be retained by the Board; provided that the Chief Executive Officer may from time to time delegate these powers.

Section 5.8. Secretary. The Secretary of the Company shall have charge of the minutes of all proceedings of the Board and the shareholders of the Company and shall keep minutes of all meetings of the Board and the shareholders of the Company. Except as otherwise provided by these bylaws, the Secretary shall give all notices required by these bylaws or applicable law to be given to the directors and/or shareholders of the Company. The Secretary shall have charge of the seal of the Company, if any, and may affix the same to any documents or instruments lawfully executed. The Secretary shall have charge of the record of shareholders of the Company and such other books, records, and papers as the Board may direct. Subject to the control of the Board, the Secretary shall have all such other powers and duties as generally are incident to the position of secretary or as may be assigned to the Secretary from time to time by the Board or the President or Chief Executive Officer.

Section 5.9. Treasurer. The Treasurer shall have charge of all funds and securities of the Company, shall endorse the same for deposit or collection when necessary, and deposit the same to the credit of the Company in such banks or depositaries as the Board may authorize. The Treasurer may endorse all commercial documents requiring endorsements for or on behalf of the Company, may sign all receipts and all commercial documents requiring endorsements for or on behalf of the Company, and may sign all receipts and vouchers for payments made to the Company. The Treasurer shall have all such other powers and duties as generally are incident to the position of treasurer or as may be assigned to the Treasurer from time to time by the Board or the President or Chief Executive Officer.

Section 5.10. Assistant Secretaries. Assistant Secretaries may be elected or appointed by the Board or appointed by the President or Chief Executive Officer. In the event of the absence or inability to act of the Secretary, any Assistant Secretary may perform all of the duties and exercise all of the powers of the Secretary, and the performance of any such duty by any such Assistant Secretary shall be conclusive evidence of the Assistant Secretary’s power to act. An Assistant Secretary shall also perform such other duties as the Secretary or the Board may from time to time assign to him or her.

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ARTICLE VI

INDEMNIFICATION

Section 6.1. Parties to Proceedings. Each person who was or is made a party to, or is threatened to be made a party to or is otherwise involved in, any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “Proceeding”), by reason of the fact that he or she is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, or employee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans (hereinafter an “Indemnitee”), provided that the basis of such Proceeding is alleged action in an official capacity as a director, officer, or employee within the scope of such Indemnitee’s duties and authority, shall be indemnified and held harmless by the Company to the fullest extent authorized by the Tennessee Business Corporation Act, as the same now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company prior to such amendment), and applicable federal laws and regulations (including without limitation applicable federal regulations regarding indemnification payments by a depository institution holding company, as the same may be amended from time to time), against all expense, liability, and loss (including without limitation attorneys’ fees, judgments, fines, excise taxes, penalties, and amounts paid into settlement) reasonably incurred or suffered by such Indemnitee in connection therewith, and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, or employee and shall inure to the benefit of the Indemnitee’s heirs, executors, and administrators; provided, however, that, except as provided in Section 6.2 of these bylaws with respect to Proceedings to enforce rights to indemnification, the Company shall indemnify an Indemnitee with respect to a Proceeding initiated or instituted by the Indemnitee only if such Proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Article VI shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such Proceeding in advance of its final disposition (hereinafter an “Advancement of Expenses”); provided, however, that an Advancement of Expenses for expenses incurred by an Indemnitee in his or her capacity as a director, officer, or employee (and not in any other capacity in which service was or is rendered by such Indemnitee, including without limitation service to any employee benefit plan) shall be made only upon delivery to the Company of an undertaking by and on behalf of such Indemnitee to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise (hereinafter an “Undertaking”).

Section 6.2. Claims. If a claim under Section 6.1 of these bylaws is not paid in full by the Company within 30 days after receipt by the Company of written notice of such claim, except in the case of a claim for an Advancement of Expenses in which case the applicable period shall be 10 days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, the Indemnitee also shall be entitled to be paid the expenses of prosecuting or defending such suit. In (a) any suit brought by an Indemnitee to enforce a right of indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an Advancement of Expenses) and (b) any suit brought by the Company to recover an Advancement of Expenses upon a final adjudication, it shall be a defense that the Indemnitee has not met the applicable standard of conduct set forth in the Tennessee Business Corporation Act or applicable federal laws or regulations. Neither the failure of the Company (including the Board, independent legal counsel, or the Company’s shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances or that the Indemnitee has met the applicable standard of conduct set forth in the Tennessee Business Corporation Act or applicable federal laws or regulations nor an actual determination by the Company (including the Board, independent legal counsel, or the Company’s shareholders) that the Indemnitee has not met such applicable standard of conduct shall create a presumption that the Indemnitee has not met such applicable standard of conduct or, in the case of any such suit brought by the Indemnitee, be a defense to such suit. In any suit brought by an Indemnitee to enforce a right hereunder or by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified or to such Advancement of Expenses under this Article VI or otherwise shall be on the Company.

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Section 6.3. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under or by these bylaws or any statute, agreement, or vote of shareholders or disinterested directors, or otherwise.

Section 6.4. Other Indemnification. The Company may, to the extent authorized from time to time by the Board, grant all or any of the rights to indemnification and/or to the advancement of expenses afforded directors and officers of the Company in this Article VI to any employee or agent of the Company.

Section 6.5. Insurance. The Company may, but shall not be obligated to, maintain insurance, at its own expense, to protect itself and any person who is or was a director, officer, employee, or agent of the Company, or who while a director, officer, employee, or agent of the Company is or was serving at the request of the Board as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against any expense, liability, or loss, whether or not the Company would have the power to indemnify such person against such expense, liability, or loss under this Article VI, the Tennessee Business Corporation Act, or applicable federal laws and regulations.

ARTICLE VII

FISCAL YEAR

The fiscal year of the Company shall be as determined by the Board. In the absence of such a determination, the fiscal year of the Company shall be the calendar year.

ARTICLE VIII

DIVIDENDS

To the extent consistent with applicable laws, rules, and regulations, including without limitation the Tennessee Business Corporation Act, the Board may declare, and the Company may pay, such dividends upon the capital stock of the Company as the Board in its discretion may deem proper and consistent with the affairs and the safe and sound operation of the Company.

ARTICLE IX

CORPORATE ACTIONS

Section 9.1. Execution of Instruments. The President or Chief Executive Officer shall have the authority, to the extent otherwise consistent with these bylaws and applicable law, to do and perform any and all corporate and official acts in carrying on the Company’s business as such person(s) in their discretion deem necessary or advisable, including without limitation the authority to make, execute, acknowledge, and deliver deeds, mortgages, deeds of trust, releases, bills of sale, assignments, transfers, leases, powers of attorney or of substitution, proxies to vote stock, and all other written instruments that may be necessary in the purchase, sale, lease, assignment, transfer, management, or handling in any way of property of any kind held or controlled by the Company in any capacity. The enumeration in this Section 9.1 of particular powers or authority shall not restrict in any way the general powers and authority of the President or Chief Executive Officer. The Board may authorize any other officer(s) or agent(s) of the Company to enter into any contract or execute and deliver any other document or instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances.

Appendix A
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Section 9.2. Receipts, Checks, Drafts, Etc. All checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the Company shall be signed by such officer(s) or agent(s) of the Company as shall from time to time be determined by resolution of the Board. The President, the Chief Executive Officer, and any other officer or employee of the Company designated by the Board shall be authorized and empowered to, on behalf of the Company and in its name, endorse checks and warrants, to draw drafts, and to give receipts for money due and payable to the Company.

Section 9.3. Loans. No loan shall be contracted on behalf or in the name of the Company, and no negotiable paper shall be issued in its name, unless the same shall have been authorized by the Board, which authority may be general or limited to specific instances.

Section 9.4. Corporate Seal. The Company may have a corporate seal, which shall be in such form as determined by the Board from time to time.

ARTICLE X

AMENDMENT OF BYLAWS

These bylaws may be amended or repealed by the shareholders of the Company only by the affirmative vote of a majority of all votes entitled to be cast on the amendment or repeal, unless a greater vote is required by the charter of the Company or the Tennessee Business Corporation Act. These bylaws may be amended or repealed by the Board to the fullest extent permitted by the Tennessee Business Corporation Act. Any amendment or repeal of these bylaws by the Board must be approved by the affirmative vote of a majority of the members of the Board, unless a greater vote is required by the Tennessee Business Corporation Act or the charter of the Company.

ARTICLE XI

VIOLATION OF LAW OR REGULATION

If any provision of these bylaws is found to be in violation of any state or federal law or regulation, including, without limitation, the Tennessee Business Corporation Act, the provisions of such state or federal law or regulation shall govern the conduct of the business and affairs and governance of the Company.

ARTICLE XII

VOTING SECURITIES HELD BY COMPANY

Unless otherwise determined by the Board, each of the President and the Chief Executive Officer shall have full power and authority, on behalf of the Company, to attend any meeting of security holders of, and to take any action on written consent as a security holder of, other corporations, limited liability companies, and other entities in which the Company may hold securities. In connection therewith, the President and Chief Executive Officer shall possess and may exercise any and all rights and powers incident to the ownership of such securities which the Company may possess. The Board may from time to time confer like powers and authority upon any other person(s).

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ARTICLE XIII

NOTICE BY ELECTRONIC TRANSMISSION

Section 13.1. Notice by Electronic Transmission.

(a)          Without limiting the manner by which notice otherwise may be given effectively to shareholders pursuant to the Tennessee Business Corporation Act, the charter of the Company, or these bylaws, any notice to shareholders given by the Company shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is given. Any such consent shall be revocable by the shareholder by written notice to the Company. Any such consent shall be deemed revoked if (i) the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent and (ii) such inability becomes known to the Secretary of the Company or to the Company’s transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(b)          Any notice given in accordance with Section 13.1(a) shall be deemed effectively given (i) if given by facsimile telecommunication, when directed to a number at which the shareholder has consented to receive notice, (ii) if given by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice, (iii) if given by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice, and (iv) if given by any other form of electronic transmission, when directed to the shareholder. An affidavit of the Secretary or of the transfer agent or other agent of the Company that a notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 13.2. Definition of Electronic Transmission. For purposes of these bylaws, the term “electronic transmission” means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

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Appendix A
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